SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 26, 1997
                                                          -------------

                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           Oregon                         0-12853            93-0370304
-------------------------------         -----------      -------------------
(State or other jurisdiction of         (Commission        (IRS Employer
 incorporation or organization)           File No.)      Identification No.)


13900 NW Science Park Dr., Portland, OR                        97229
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(Address of principal executive offices)                    (Zip Code)


                                 (503) 641-4141
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              (Registrant's telephone number, including area code)


                                    No Change
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              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

     On June 26, 1997, Electro Scientific Industries, Inc. (the "Company") acquired Chip Star Inc. ("Chip Star") by means of a merger of CI Merger Corp., a wholly owned subsidiary of the Company, with and into Chip Star. Chip Star, a privately held California corporation, provides termination systems for miniature surface mount ceramic capacitor producers. The Company issued 591,840 shares of its Common Stock to Denver Braden and Angelo Mitchell, the two shareholders of Chip Star, as merger consideration in the transaction. The Company also assumed options held by certain Chip Star employees, providing for the issuance of up to 108,160 shares of Company Common Stock. Chip Star will operate as a wholly owned subsidiary of the Company.

Item 7.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired. Financial statements of Chip Star are not filed because none of the conditions specified in Rule 1-02(w) of Regulation S-X exceeds 20 percent.

     (b) Pro forma financial information. Pro forma financial information is not filed because none of the conditions specified in Rule 1-02(w) of Regulation S-X exceeds 20 percent.

     (c)  Exhibits.

          2.1 Agreement of Reorganization and Merger, dated June 26, 1997, by and among the Company, Chip Star, CI Merger Corp., Denver Braden and Angelo Mitchell.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 7, 1997

                                       ELECTRO SCIENTIFIC INDUSTRIES, INC.



                                       By BARRY L. HARMON
                                          --------------------------------------
                                          Barry L. Harmon, Senior Vice
                                          President and Chief Financial Officer


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
                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

  2.1 Agreement of Reorganization and Merger, dated June 26, 1997, by and among the Company, Chip Star, CI Merger Corp., Denver Braden and Angelo Mitchell.

            The following schedules to the Agreement of Reorganization and Merger have been omitted and will be provided to the Securities and Exchange Commission upon request:

            Schedule 2.1        Employee Agreements
            Schedule 3.1 Representations and Warranties of Chip Star and the Shareholders
            Schedule 3.1.2      Capitalization
            Schedule 3.1.13.2   Employee Benefits
            Schedule 3.1.13.3   Employment Agreements
            Schedule 3.1.13.4   Compensation
            Schedule 3.1.14     Title to and Condition of Real Property
            Schedule 3.1.15     Title to and Condition of Fixed Assets
            Schedule 3.1.16     Intellectual Property
            Schedule 3.1.17     Certain Contracts and Arrangements
            Schedule 3.1.19     Insurance
            Schedule 3.1.20     Permits and Licenses
            Schedule 3.1.21     Taxes
            Schedule 3.1.22     Related Party Interests
            Schedule 3.1.27     Receivables
            Schedule 3.1.28     Bank Accounts
            Schedule 3.1.29     Product Warranties
            Schedule 3.1.30     Inventories
            Schedule 3.1.32     Backlog and Customer Information
            Schedule 3.1.36     Customer Programs